UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 1, 2009

Current Technology Corporation
(Exact name of registrant as specified in its charter)

Canada	000-19846	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

800 West Pender Street, Suite 1430 Vancouver, B.C., Canada	V6C2V6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (604) 684-2727

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 1, 2009 the Company issued a press release reporting that the United States Patent and Trademark Office (“USPTO”) has terminated the reexamination proceeding initiated by WebTech Wireless Inc. (“WebTech”) by issuing a Notice of Intent to Issue Ex Parte Reexamination Certificate confirming the complete validity of LunarEYE Inc.’s (“LunarEYE”) Patent Number 6,484,035 (the “035 Patent”). Its Texas-based subsidiary, Celevoke, Inc. (“Celevoke”) has a non-exclusive license from LunarEYE to manufacture, market and sell Telematics solutions using the 035 Patent.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

1.1

Press Release dated July 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Current Technology Corporation
(Registrant)

Date: July 1, 2009	/s/ Robert Kramer_____
Name: Robert Kramer
Title: Chief Executive Officer

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